UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22715

Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31
Date of reporting period: June 1, 2015 – August 31, 2015

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2015

	Shares		Value
COMMON STOCKS† - 1.4%
Consumer Discretionary - 1.0%
Travelport Holdings, LLC*,††	91,725		$1,215,356
Travelport LLC*,††	21,991		291,381
Total Consumer Discretionary			1,506,737
Industrial - 0.2%
Project Silverback Holdings, Class A*,†††,4	228		292,304
Project Silverback Holdings, Class B*,†††,4	94,522		2,953
Total Industrial			295,257
Basic Materials - 0.2%
Mirabela Nickel Ltd.*, ††	4,839,202		285,783
Total Common Stocks
(Cost $3,987,279)			2,087,777
PREFERRED STOCKS† - 5.7%
Financial - 4.2%
Morgan Stanley, Series I
6.38%1,2	80,000		2,057,600
Kemper Corp., 7.38%	72,000		1,886,400
Citigroup, Inc., Series M, 6.30%1,2	1,100,000		1,067,000
Citigroup, Inc., Series P, 5.95%1,2	500,000		478,125
Goldman Sachs Group, Inc.,
Series M, 5.38%1,2	600,000		587,625
Total Financial			6,076,750
Industrial - 1.5%
Seaspan Corp., 6.38%	88,000		2,210,560
Total Preferred Stocks
(Cost $8,209,518)			8,287,310
MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Prime Cash Management Institutional Shares	2,195,071		2,195,071
Total Money Market Fund
(Cost $2,195,071)			2,195,071

	Face
	Amount	~	Value
CORPORATE BONDS†† - 66.7%
Energy - 11.5%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/193	3,000,000		3,086,250
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	1,975,000		1,145,500
7.75% due 01/15/21	2,051,000		1,094,155
CONSOL Energy, Inc.
8.00% due 04/01/233	2,500,000		1,887,500
Comstock Resources, Inc.
10.00% due 03/15/203	2,025,000		1,625,063
SandRidge Energy, Inc.
8.75% due 06/01/203	2,300,000		1,564,000
Keane Group Holdings LLC
8.50% due 08/08/19†††,4	1,570,000		1,330,575
FTS International, Inc.
7.78% due 06/15/201,3	1,100,000		830,363
6.25% due 05/01/22	1,175,000		440,625

	Face Amount	~	Value
CORPORATE BONDS†† - 66.7% (continued)
Energy - 11.5% (continued)
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	650,000		$629,525
6.38% due 06/15/23	400,000		340,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	2,200,000		935,000
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21	1,000,000		700,000
Ultra Petroleum Corp.
5.75% due 12/15/183	500,000		402,500
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/223	825,233		269,232
TerraForm Power Operating LLC
6.13% due 06/15/253	250,000		235,625
IronGate Energy Services LLC
11.00% due 07/01/183,6,9	240,000		153,000
Total Energy			16,668,913
Consumer, Non-cyclical - 9.8%
Central Garden & Pet Co.
8.25% due 03/01/186	3,666,000		3,743,903
Vector Group Ltd.
7.75% due 02/15/21	2,731,000		2,905,784
American Seafoods Group LLC / American Seafoods Finance, Inc.
10.75% due 05/15/163,9	2,200,000		2,200,000
ADT Corp.
6.25% due 10/15/21	1,700,000		1,755,250
Bumble Bee Holdings, Inc.
9.00% due 12/15/173	1,600,000		1,645,600
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/213	1,400,000		1,484,000
Jaguar Holding Company II / Pharmaceutical Product Development LLC
6.38% due 08/01/233	450,000		445,950
R&R Ice Cream plc
8.25% due 05/15/203,9	200,000 AUD		144,741
Total Consumer, Non-cyclical			14,325,228
Communications - 9.1%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/173	3,550,000		3,660,938
Alcatel-Lucent USA, Inc.
8.88% due 01/01/203	2,000,000		2,171,249
Avaya, Inc.
7.00% due 04/01/193	2,200,000		1,974,500
Virgin Media Secured Finance plc
5.25% due 01/15/263	1,500,000		1,455,000
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/253	950,000		940,500

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2015

	Face Amount	~	Value
CORPORATE BONDS†† - 66.7% (continued)
Communications - 9.1% (continued)
Sprint Corp.
7.63% due 02/15/25	1,000,000		$933,125
TIBCO Software, Inc.
11.38% due 12/01/213	850,000		855,313
Level 3 Financing, Inc.
5.37% due 05/01/253	800,000		773,000
Midcontinent Communications & Midcontinent Finance Corp.
6.87% due 08/15/233	500,000		503,750
Total Communications			13,267,375
Consumer, Cyclical - 8.9%
WMG Acquisition Corp.
6.75% due 04/15/223	3,050,000		2,912,750
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/173	2,400,000		2,574,000
Hanesbrands, Inc.
6.38% due 12/15/20	1,400,000		1,457,750
Petco Animal Supplies, Inc.
9.25% due 12/01/183	1,375,000		1,423,125
Nathan's Famous, Inc.
10.00% due 03/15/203,9	1,300,000		1,365,000
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20	1,120,000		1,173,200
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	750,000		720,000
6.75% due 01/15/22	200,000		193,000
6.75% due 06/15/233	50,000		48,000
Moto Finance plc
6.38% due 09/01/20	350,000 GBP		539,742
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	400,000		421,000
Men's Wearhouse, Inc.
7.00% due 07/01/22	200,000		211,000
Total Consumer, Cyclical			13,038,567
Financial - 7.9%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/213	2,150,000		2,090,875
7.38% due 04/01/203	1,200,000		1,173,240
Majid AL Futtaim Holding
7.13% due 12/31/49	1,500,000		1,595,250
DuPont Fabros Technology, LP
5.63% due 06/15/23	1,500,000		1,477,500
National Financial Partners Corp.
9.00% due 07/15/213	1,500,000		1,470,000
NewStar Financial, Inc.
7.25% due 05/01/203	825,000		818,813
Lock AS
7.00% due 08/15/21	600,000 EUR		714,871
Prosight Global Inc.
7.50% due 11/26/20†††	650,000		675,344
Ultra Resources, Inc.
4.66% due 10/12/22†††	700,000		533,776

	Face Amount	~	Value
CORPORATE BONDS†† - 66.7% (continued)
Financial - 7.9% (continued)
Greystar Real Estate Partners LLC
8.25% due 12/01/223	400,000		$417,000
Cabot Financial Luxembourg S.A.
6.50% due 04/01/213	250,000 GBP		375,671
Quicken Loans, Inc.
5.75% due 05/01/253	200,000		195,000
Total Financial			11,537,340
Technology - 6.5%
Epicor Software
9.25% due 06/21/23†††,4	3,000,000		2,910,000
First Data Corp.
8.75% due 01/15/223,5	2,500,000		2,631,250
Infor US, Inc.
6.50% due 05/15/223	2,150,000		2,015,625
Audatex North America, Inc.
6.13% due 11/01/233	1,000,000		991,140
Aspect Software, Inc.
10.63% due 05/15/17	1,100,000		970,750
Total Technology			9,518,765
Industrial - 5.3%
Deutsche Raststatten
6.75% due 12/30/20	1,300,000 EUR		1,567,861
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/193	1,401,000		1,397,497
CEVA Group plc
7.00% due 03/01/213	1,450,000		1,341,250
Reliance Intermediate Holdings, LP
6.50% due 04/01/233	1,000,000		1,035,000
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/233	1,000,000		980,000
LMI Aerospace, Inc.
7.38% due 07/15/19	1,000,000		965,000
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/273,6	442,350		441,465
Total Industrial			7,728,073
Diversified - 4.0%
HRG Group, Inc.
7.88% due 07/15/19	3,000,000		3,157,500
Opal Acquisition, Inc.
8.88% due 12/15/213	2,800,000		2,744,000
Total Diversified			5,901,500
Basic Materials - 2.7%
TPC Group, Inc.
8.75% due 12/15/203	2,025,000		1,812,375
Eldorado Gold Corp.
6.12% due 12/15/203	1,500,000		1,290,000
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,4	1,166,383		846,794
1.00% due 09/10/44†††,4	25,316		–
Total Basic Materials			3,949,169

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2015

	Face Amount	~	Value
CORPORATE BONDS†† - 66.7% (continued)
Utilities - 1.0%
Terraform Global Operating LLC
9.75% due 08/15/223	1,500,000		$1,406,250
Total Corporate Bonds
(Cost $105,522,812)			97,341,180
SENIOR FLOATING RATE INTERESTS†† - 51.5%
Industrial - 15.0%
Ursa Insulation B.V.
7.75% due 04/26/20†††,4,6	1,511,071 EUR		1,685,010
5.33% due 04/26/21†††,4,6	1,547,935 EUR		1,611,582
25.00% due 04/26/21†††,4,6	150,240 EUR		162,654
Flakt Woods
4.75% due 03/20/17†††,4,6	2,488,767 EUR		2,749,690
Mitchell International, Inc.
8.50% due 10/11/216	2,350,000		2,337,264
NVA Holdings, Inc.
8.00% due 08/12/226	1,650,000		1,645,875
Total Safety U.S., Inc.
9.25% due 09/11/206	2,040,000		1,618,393
AlliedBarton Security Services LLC
8.00% due 08/13/216	1,452,055		1,439,959
Doncasters Group Ltd.
9.50% due 10/09/206	1,351,724		1,341,586
NaNa Development Corp.
8.00% due 03/15/186	1,272,549		1,215,284
Camp Systems International
8.25% due 11/29/196	1,000,000		994,170
HBC Hardware Holdings
6.75% due 03/30/20†††,6	992,500		967,688
Ranpak
8.25% due 10/03/226	900,000		892,125
National Technical
7.00% due 06/12/21†††,4,6	889,412		880,275
Wencor Group
7.75% due 06/19/226	900,000		868,500
Hillman Group, Inc.
2.98% due 06/28/196	681,429		624,164
API Technologies Corp.
9.00% due 02/06/18†††,4,6	562,534		559,003
Wencor (Jazz Acq)
1.58% due 06/19/196	169,231		154,165
Omnitracs, Inc.
8.75% due 05/25/216	150,000		144,938
Total Industrial			21,892,325
Consumer, Non-cyclical - 10.5%
CTI Foods Holding Co. LLC
8.25% due 06/28/216	3,430,000		3,344,249
Reddy Ice Holdings, Inc.
10.75% due 10/01/196	4,000,000		2,800,000
Performance Food Group
6.25% due 11/14/196	1,691,371		1,691,371
Taxware Holdings
7.50% due 04/01/22†††,4,6	1,700,000		1,683,859
AdvancePierre Foods, Inc.
9.50% due 10/10/176	1,332,000		1,336,995

	Face Amount	~	Value
SENIOR FLOATING RATE INTERESTS†† - 51.5% (continued)
Consumer, Non-cyclical - 10.5% (continued)
IHC Holding Corp.
7.00% due 04/30/21†††,4,6	1,250,000		$1,232,294
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.00% due 08/19/216	1,000,000		995,000
2.54% due 08/19/216	150,000		127,777
Arctic Glacier Holdings, Inc.
6.00% due 05/10/196	1,119,820		1,114,221
Pelican Products, Inc.
9.25% due 04/09/216	550,000		544,500
Targus Group International, Inc.
14.75% due 05/24/166	564,175		434,911
Phillips-Medsize Corp.
1.13% due 06/14/196	94,286		86,256
Total Consumer, Non-cyclical			15,391,433
Technology - 8.8%
Greenway Medical Technologies
9.25% due 11/04/216	2,200,000		2,145,000
6.00% due 11/04/206	1,970,000		1,950,300
TIBCO Software, Inc.
6.50% due 12/04/206	2,686,500		2,678,950
Advanced Computer Software
10.50% due 01/31/236	1,600,000		1,552,000
6.50% due 03/18/226	895,500		893,261
Aspect Software, Inc.
7.25% due 05/09/166	1,838,023		1,818,118
Sparta Holding Corp.
6.50% due 07/28/20†††,4,6	1,786,500		1,771,887
Total Technology			12,809,516
Consumer, Cyclical - 5.7%
ABRA Auto Body
8.25% due 09/19/226	2,350,000		2,326,500
Sky Bet Cyan Blue HoldCo
6.50% due 02/25/226	1,500,000 GBP		2,303,260
Sears Holdings Corp.
5.50% due 06/29/186	1,984,848		1,957,061
DLK Acquisitions BV
8.50% due 08/28/196	400,000 EUR		437,539
4.34% due 02/28/196	250,000 EUR		277,144
Transfirst
9.00% due 11/11/226	600,000		595,998
BBB Industries, LLC
2.15% due 11/04/196	424,286		374,933
Total Consumer, Cyclical			8,272,435
Communications - 4.8%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/206	3,382,817		3,374,902
Anaren, Inc.
9.25% due 08/18/216	2,200,000		2,200,000
GOGO LLC
11.25% due 03/21/186	1,095,408		1,133,747
7.50% due 03/21/186	355,954		355,954
Total Communications			7,064,603

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2015

	Face Amount	~	Value
SENIOR FLOATING RATE INTERESTS†† - 51.5% (continued)
Financial - 2.2%
Intertrust Group
8.00% due 04/16/226	2,200,000		$2,195,886
Expert Global Solutions
8.50% due 04/03/186	1,020,404		1,014,027
Total Financial			3,209,913
Utilities - 1.9%
Panda Temple II Power
7.25% due 04/03/196	3,000,000		2,797,500
Transportation - 1.1%
OneSky
15.00% due 06/03/19†††,4,6	507,528		522,754
Ceva Logistics US Holdings
6.50% due 03/19/216	475,277		427,355
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/216	344,576		309,833
Ceva Group plc (United Kingdom)
6.50% due 03/19/216	330,889		297,526
Ceva Logistics Canada, ULC
6.50% due 03/19/216	59,410		53,419
Ceva Group plc (United Kingdom)
0.76% due 03/19/196	40,000		34,211
Total Transportation			1,645,098
Basic Materials - 0.8%
Ennis Flint Road Infrastructure
7.75% due 09/30/216	960,000		897,600
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/196	396,923		268,915
Total Basic Materials			1,166,515
Energy - 0.7%
Cactus Wellhead
7.00% due 07/31/206	1,389,500		1,000,440
Total Senior Floating Rate Interests
(Cost $79,151,631)			75,249,778
ASSET BACKED SECURITIES†† - 12.9%
Collateralized Loan Obligations - 8.2%
NewStar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.58% due 09/20/231,3,6	1,500,000		1,493,164
COA Summit CLO Limited
2014-1A, 4.13% due 04/20/231,3,6	1,000,000		993,926
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 5.03% due 10/22/261,3,6	1,000,000		985,380
Babson CLO Limited 2012-II
2012-2A, due 05/15/233,7	1,000,000		830,300
DRSLF 2015-41A SUB
2015-41A, 1.84% due 01/15/28	875,000		767,096

	Face Amount	~	Value
ASSET BACKED SECURITIES†† - 12.9% (continued)
Collateralized Loan Obligations - 8.2% (continued)
KKR Financial CLO Ltd.
2007-1X, 5.32% due 05/15/216	750,000		$756,445
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.55% due 07/25/251,3,6	750,000		726,443
KKR Financial CLO 2007-1 Ltd.
2007-1A, 5.32% due 05/15/211,3,6	500,000		504,297
Cent CLO 16, LP
2014-16AR, 4.55% due 08/01/241,3,6	500,000		500,048
Salus CLO Ltd.
2013-1AN, 7.03% due 03/05/211,3,6	500,000		498,134
Highbridge Loan Management 2012-1 Ltd.
2014-1AR, 4.53% due 09/20/221,3,6	500,000		497,914
NXT Capital CLO 2013-1 LLC
2013-1A, 4.45% due 04/25/241,3,6	500,000		495,093
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.18% due 10/15/261,3,6	500,000		487,262
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.27% due 10/10/26,3	500,000		486,658
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.43% due 10/15/231,3,6	500,000		484,292
Cerberus Onshore II CLO LLC
2014-1A, 4.29% due 10/15/231,3,6	500,000		478,933
Treman Park CLO LLC
2015-1A, due 04/20/273,7	500,000		470,952
TCW Global Project Fund II Ltd.
2004-1A, 2.24% due 06/24/161,3	496,348		413,210
Total Collateralized Loan Obligations			11,869,547
Transportation - 3.2%
AASET
2014-1 B, 7.38% due 12/15/291	948,718		948,718
2014-1 C, 10.00% due 08/15/30	500,000		501,033
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/383,6,8	1,328,125		1,362,988
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/293	639,962		630,426
2014-1, 7.50% due 02/15/293	489,383		484,489

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2015

	Face Amount	~	Value
ASSET BACKED SECURITIES†† - 12.9% (continued)
Transportation - 3.2% (continued)
Rise Ltd.
2014-1AB, 6.50% due 02/12/396	453,125		$455,391
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/483,6	350,902		350,235
Total Transportation			4,733,280
Collateralized Debt Obligations - 1.2%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/303,6,9	1,000,000		1,008,300
RAIT CRE CDO I Ltd.
2006-1X, 0.51% due 11/20/46	861,581		796,135
Total Collateralized Debt Obligations			1,804,435
Financial - 0.3%
NCBJ 2015-1 A
2015-1 A, 5.88% due 07/08/22†††	500,000		500,638
Total Asset Backed Securities
(Cost $18,712,781)			18,907,900

	Face		Value
	Amount	~
MORTGAGE BACKED SECURITIES†† - 1.4%
Residential Mortgage Backed Securities - 1.4%
Structured Asset Securities Corporation Mortgage Loan Trust
2006-BC6, 0.37% due 01/25/371,6	2,000,000		$1,678,938
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-8 Trust
2006-8, 4.77% due 10/25/366,8	501,045		341,539
Total Residential Mortgage Backed Securities			2,020,477
Total Mortgage Backed Securities
(Cost $1,947,249)			2,020,477
Total Investments - 141.1%
(Cost $219,726,341)			$206,089,493
Other Assets & Liabilities, net - (41.1)%			(60,053,069)
Total Net Assets - 100.0%			$146,036,424

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted – See Note 2.
††	Value determined based on Level 2 inputs, unless otherwise noted – See Note 2.
†††	Value determined based on Level 3 inputs – See Note 2.
1	Variable rate security. Rate indicated is rate effective at August 31, 2015.
2	Perpetual maturity.
3
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $75,439,844 (cost $78,864,788), or 51.7% of total net assets. These securities have been determined to be liquid under guildelines established by the Board of Trustees.

4	Security was fair valued by the Valuation Committee at August 31, 2015. The total market value of fair valued securities amounts to $18,241,634, (cost $19,829,781) or 12.5% of total net assets.
5	Paid-in-kind toggle note. The issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.
6
All or a portion of these securities have been physically segregated or earmarked on the Fund’s records in connection with reverse repurchase agreements and unfunded loan commitments.  As of August 31, 2015, the total market value of the segregated or earmarked securities was $88,559,498.

7	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
8	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
9
Security is a 144A or section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or section 4(a)(2) securities is $4,871,041 (cost $4,929,745), or 3.3% of total net assets.

AUD	Australian Dollar
BV	Limited Liability Company
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	Great Britain Pound
LLC	Limited Liability Company
LP	Limited Partnership
NV	Publicly Traded Company
plc	Public Limited Company
SA	Corporation
ULC	Unlimited Liability Corporation

At August 31, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	9/26/2019	$2,000,000	$-
Advantage Sales and Marketing	7/25/2019	900,000	90,490
American Seafood	8/19/2021	300,000	44,446
American Stock Transfer	6/26/2018	400,000	30,160
BBB Industries, LLC	10/17/2019	633,286	78,599
Beacon Roofing	7/27/2016	500,000	-
CEVA Group PLC	3/19/2019	460,000	66,573
Eyemart Express	12/18/2019	1,000,000	104,333
Hillman Group, Inc	6/13/2019	218,571	18,368
IntraWest Holdings S.A.R	12/10/2018	1,100,000	28,765
Learning Care Group	5/5/2019	500,000	49,558
McGraw-Hill Global Education	3/22/2018	100,000	69,424
National Financial Partners	7/1/2018	1,500,000	119,559
National Technical	6/12/2021	160,588	1,650
Phillips Medsize Corp.	6/14/2019	1,052,857	91,438
ProMach Group, Inc.	10/22/2019	650,000	64,879
Signode Industrial Group	5/1/2019	1,400,000	127,959
Wencor Jazz Acquisition	6/19/2019	330,769	29,446
		$13,206,071	$1,015,647

As of August 31, 2015, the following forward foreign currency exchange contracts were outstanding:

Contracts to Sell	Counterparty	Local Currency ($000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	The Bank of New York Mellon	642	9/9/2015	$14,469
Euro	The Bank of New York Mellon	7,890	9/9/2015	(276,934)
British Pound	The Bank of New York Mellon	2,100	9/9/2015	58,032
	Net unrealized depreciation for forward foreign currency exchange contracts			$(204,433)

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

For information on the Guggenheim Credit Allocation Fund’s (the “Fund”) policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

1.  Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. All time references are based on Eastern Time.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

2.  Fair Value Measurement
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following tables summarize the inputs used to value the Fund’s investments at August 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$-	$1,792,520	$295,257	$2,087,777
Preferred Stocks	8,287,310	6,154,560	-	8,287,310
Corporate Bonds	-	91,044,691	6,296,489	97,341,180
Senior Floating Rate Interests	-	61,423,082	13,826,696	75,249,778
Asset Backed Securities	-	18,407,262	500,638	18,907,900
Mortgage Backed Securities	-	2,020,477	-	2,020,477
Money Market Fund	2,195,071	-	-	2,195,071
Forward Exchange Currency Contracts	-	72,501	-	72,501
Total Assets	$10,482,381	$174,760,533	$20,919,080	$206,161,994

Liabilities
Forward Exchange Currency Contracts	$-	$276,934	$-	$276,934
Unfunded Commitments	-	1,015,647	-	1,015,647
Total Liabilities	$-	$1,292,581	$-	$1,292,581

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 8/31/15	Valuation Technique	Unobservable Inputs
Corporate Bonds	$ 5,087,369	Enterprise Value	Valuation Multiple*
Corporate Bonds	1,209,120	Monthly Broker Quote	Indicative Quote
Common Stocks	295,257	Enterprise Value	Valuation Multiple*
Senior Floating Rate Interests	967,687	Monthly Broker Quote	Indicative Quote
Senior Floating Rate Interests	12,859,009	Enterprise Value	Valuation Multiple*
Asset Backed Securities	500,638	Option adjusted spread off the trade price	Indicative Quote
*Valuation multiples utilized ranged from 3.4 to 12.5.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the table above were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.

As of August 31, 2015, the Fund had securities with a total value of $4,378,326 transferred from Level 2 to Level 3 due to lack of vendor price. The Fund had securities with a total value of $1,506,737 transferred from Level 1 to Level 2 due to lack of an active market. Security with a total value of $285,783 transferred from Level 1 to Level 2 due to being halted on the principal exchange on which it trades.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2015:

Level 3 - Fair value measurements using significant unobservable inputs
	Senior Floating Rate Interests	Asset-Backed Securities	Corporate Bonds	Common Stocks	Total
Assets:
Beginning Balance	$10,253,395	$-	$3,868,867	$229,590	$14,351,852
Purchases	2,555,828	-	-	-	2,555,828
Paydowns Received	(31,857)	-	(10,000)	-	(41,857)
Payment-in-kind Distributions Received	(3,820)	-	(52,891)	-	(56,711)
Total change in unrealized gains
or losses included in earnings	85,462	-	(419,487)	65,667	(268,358)
Transfers into Level 3	967,688	500,638	2,910,000	-	4,378,326
Ending Balance	$13,826,696	$500,638	$6,296,489	$295,257	$20,919,080

3.  Federal Income Taxes
At August 31, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments
$219,786,994	$1,927,164	($15,624,665)	($13,697,501)

The net tax unrealized appreciation on unfunded commitments is $345,864.

4.  Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Anchorage Credit Funding 1 Ltd. 2015-1A 6.30% due 07/28/30	05/07/15	$1,000,000	$1,008,300
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75% due 05/15/16	07/31/14	2,152,210	2,200,000
IronGate Energy Services LLC 11.00% due 07/01/18	07/10/13	228,303	153,000
Nathan’s Famous, Inc. 10.00% due 03/15/20	02/27/15	1,361,306	1,365,000
R&R Ice Cream plc 8.25% due 5/15/20	06/19/14	187,926	144,741
		$4,929,745	$4,871,041

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Credit Allocation Fund

By: /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date: October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date: October 30, 2015

By:  /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer & Treasurer

Date: October 15, 2015